                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

          We consent to the incorporation by reference in this Registration Statement of Continucare Corporation on Form S-3 of our report dated September 23, 1997, appearing in the Annual Report on Form 10-K of Continucare Corporation for the year ended June 30, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP
Miami, Florida
December 23, 1997